Defined Contribution Plans	12 Months Ended
Dec. 31, 2012
Defined Contribution Plans [Abstract]
Defined Contribution Plans

Note 15. Defined Contribution Plans

Memorial Resource sponsors a defined contribution plan for the benefit of substantially all employees who have attained 18 years of age. The plan allows eligible employees to make tax-deferred contributions up to 100% of their annual compensation, not to exceed annual limits established by the Internal Revenue Service. Memorial Resource makes matching contributions of 100% of employee contributions that does not exceed 6% of compensation. Employees are immediately vested in these matching contributions. This plan became effective on January 1, 2012. Memorial Resource made contributions to the plan of approximately $0.4 million for the year ended December 31, 2012. Pursuant to our omnibus agreement with Memorial Resource, a portion of this amount was allocated to the Partnership and recognized as an expense.

Effective January 1, 2012, REO assumed sponsorship of a separate defined contribution plan. This plan specifically benefits substantially all those employed by the Memorial Resource subsidiary that operates and supports the Beta properties that have attained 21 years of age. Eligible employees are permitted to make tax-deferred contributions up to 100% of their annual compensation, not to exceed annual limits established by the Internal Revenue Service. Employer matching contributions of 100% of employee contributions that does not exceed 6% of compensation are made to the plan as well. The employer matching contributions associated with this plan were subject to a three-year graded vesting schedule through February 28, 2012. Effective March 1, 2012, the plan was amended to offer immediate vesting of employer matching contributions. The plan received employer contributions of approximately $0.5 million, $0.5 million, and $0.3 million in 2012, 2011, and 2010, respectively. Approximately $0.3 million, $0.3 million, and $0.1 million associated with this plan are reflected as costs and expenses in the accompanying statements of operations for the years ended December 31, 2012, 2011, and 2010, respectively.

Our predecessor also sponsored defined contribution plans for the benefit of substantially all their employees who attained 18 years of age. Matching contributions of up to 6% of an employee’s compensation were made and additional discretionary contributions for eligible employees meeting certain plan requirements was also an option under these plans. Employer contributions of approximately $0.2 million and $0.2 million were made to these other plans in 2011 and 2010, respectively.

Certain Cinco Group entities made matching contributions to defined contribution plans for the benefit of their eligible employees. Matching employer contributions of approximately $0.2 million, $0.1 million and less than $0.1 million were made to these plans in 2012, 2011 and 2010, respectively. Such contributions to these plans are included in general and administrative expenses in the accompanying combined statements of operations.